AS FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION
                                   ON 03/05/04

                        FILE NOS.: 811-09607 & 333-88517

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]
Pre-Effective Amendment No.                                           [ ]
Post-Effective Amendment No.                                          [5]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
Amendment No.                                                         [7]

                        (Check appropriate box or boxes.)


                              FAIRHOLME FUNDS, INC.

               (Exact name of Registrant as Specified in Charter)

                                 51 JFK PARKWAY
                              SHORT HILLS, NJ 07078
                     (Address of Principal Executive Office)

                                  973-379-6557
              (Registrant's Telephone Number, including Area Code)

                             MR. BRUCE R. BERKOWITZ
                        FAIRHOLME CAPITAL MANAGEMENT, LLC
                                 51 JFK PARKWAY
                              SHORT HILLS, NJ 07078
                     (Name and Address of Agent for Service)

                     Please send copy of communications to:

                          Mr. Philip T. Masterson, Esq.
                        Citco Mutual Fund Services, Inc.
                     83 General Warren Boulevard, Suite 200
                                Malvern PA, 19355

It is proposed that this filing will become effective:

             [ ] Immediately upon filing pursuant to Rule 485(b), or
             [ ] 60 days after filing pursuant to Rule 485(a)(1), or
             [ ] 75 days after filing pursuant to Rule 485(a)(2), or
             [X] on March 8, 2004, pursuant to Rule 485(b), or
             [ ] 0n ____________, pursuant to Rule 485(a)(2)

The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, as amended. Therefore, no registration fee is due with this filing.

                                  March 8, 2004

                                   PROSPECTUS

                               THE FAIRHOLME FUND
                                  (the "Fund")

                        A SERIES OF FAIRHOLME FUNDS, INC.
                                 (the "Company")
                                 51 JFK Parkway
                              Short Hills, NJ 07078
                                 1-866-202-2263
                             www.fairholmefunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

THE FUND

          The Fund's Investment Objective.................................    2
          The Fund's Principal Investment Strategies......................    2
          The Principal Risks of Investing in the Fund....................    2
          The Fund's Past Performance.....................................    3
          The Fund's Fees And Expenses....................................    5
          An Example of Fund Expenses Over Time...........................    5

THE FUND'S INVESTMENT ADVISER

          The Fund's Investment Adviser...................................    6
          The Fund's Portfolio Managers ..................................    6

BUYING AND SELLING SHARES

     INVESTING IN THE FUND................................................    6
          Determining Share Prices........................................    6
          Distribution Fees   ............................................    7
          Minimum Investment Amounts......................................    7
          Opening and Adding To Your Account..............................    7
          Purchasing Shares By Mail.......................................    8
          Purchasing Shares By Wire Transfer..............................    8
          Purchases through Financial Service Organizations...............    9
          Purchasing Shares By Automatic Investment Plan..................    9
          Purchasing Shares By Telephone..................................    9
          Miscellaneous Purchase Information..............................    9
          Privacy Policy..................................................   10

     HOW TO SELL (REDEEM) YOUR SHARES.....................................   10
          By Mail.........................................................   10
          Signature Guarantees............................................   11
          By Telephone....................................................   11
          By Wire.........................................................   12
          Redemption At The Option Of The Fund............................   12

DIVIDENDS AND DISTRIBUTIONS...............................................   12

TAX CONSIDERATIONS........................................................   12

GENERAL INFORMATION.......................................................   13

FINANCIAL HIGHLIGHTS......................................................   14

FOR MORE INFORMATION..............................................    Back Cover

                                    THE FUND

THE FUND'S INVESTMENT OBJECTIVE.

The Fund's investment objective is long-term growth of capital.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES.

The Adviser attempts to achieve the Fund's investment objective by:

o Normally investing at least 75% of the Fund's total assets in US common stocks without regard to market capitalization; and

o Normally holding a focused portfolio of no more than 25 stocks.

The Fund's Adviser will attempt to achieve the Fund's objective primarily by investing in companies that exhibit growth potential over the long term and which can be purchased at significant discounts to perceived value as estimated by the Adviser. The Adviser defines long-term as a time horizon of at least three years. Candidates for investments will share some or all of the following criteria: highly qualified management; a strong competitive position; free cash flow; high returns on invested capital; prospects for growth; low price-to-tangible asset value; or low price-to-earnings ratios. By identifying these characteristics and by utilizing various fundamental analytical approaches, the Fund's Adviser plans to have the Fund buy shares of attractive businesses priced to generate above average returns to shareholders.

The Fund also intends to invest in "special situations" to achieve its objective. A special situation arises when, in the opinion of the Fund's Adviser, securities of a company will, within a reasonably estimated time, appreciate in value due to developments particularly or uniquely applicable to that company without regard to general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers. To identify companies and securities meeting the Fund's criteria, the Adviser generally employs fundamental analysis to determine the value of a company and its securities and then compares those results to current market values. Securities trading at significant discounts to perceived values are candidates for investment. Investments in special situations may be limited in the aggregate to 25% of the Fund's net assets, valued at the time of purchase.

The Fund may also invest up to 25% of its total assets in foreign securities, either directly or in the form of American Depository Receipts (ADRs) or similar securities.

The Adviser may also pursue other investment strategies, which are described in the Fund's Statement of Additional Information.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND.

GENERAL RISKS. All investments are subject to inherent risks, and the Fund is no exception. Accordingly, you may lose money by investing in the Fund. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates, and numerous other factors.

STOCK MARKET RISK. The stock market tends to trade in cyclical price patterns, and prices generally may fall over sustained periods of time. The Fund invests primarily in common stocks, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company.

FOCUSED PORTFOLIO RISK. The Fund is classified as non-diversified under the federal securities laws. This means that the Fund can invest a greater percentage of its assets in fewer securities than a diversified fund. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities become permanently impaired. Additionally, the net asset value of a non-diversified fund generally is more volatile and a shareholder may have a greater risk of loss if he or she redeems during a period of high volatility. Lack of broad diversification also may cause the Fund to be more susceptible to economic, political or regulatory events than a diversified fund.

SMALL TO MEDIUM-CAPITALIZATION STOCK RISK. The Fund may invest in companies with small to medium market capitalizations (generally less than $6 billion). Small capitalization companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. As a result, their stock prices often react more strongly to changes in the marketplace.


FOREIGN SECURITIES RISK. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.


SPECIAL SITUATION RISK. Investments in special situations may involve greater risks when compared to the Fund's primary strategy due to a variety of factors. Mergers, reorganizations, liquidations, or recapitalizations may not be completed on the terms originally contemplated, or may fall through completely. Transactions may take far longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment. To minimize the risks of this strategy (which may be greater than other strategies used by the Fund), such investments must have at least three years of continuous operations unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).

Further discussion about other risks of investing in the Fund may be found in the Fund's Statement of Additional Information.

THE FUND'S PAST PERFORMANCE.

THE BAR CHART AND TABLE SET OUT BELOW HELP SHOW THE RETURNS AND RISKS OF INVESTING IN THE FUND. THEY SHOW CHANGES IN THE FUND'S YEARLY PERFORMANCE OVER THE LIFETIME OF THE FUND. THEY ALSO COMPARE THE FUND'S PERFORMANCE TO THE PERFORMANCE OF THE S&P 500 INDEX DURING EACH PERIOD. YOU SHOULD BE AWARE THAT THE FUND'S PAST PERFORMANCE MAY NOT BE AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

ANNUAL RETURNS FOR CALENDAR YEAR PERIODS ENDING DECEMBER 31st

[OBJECT OMITTED]


                    ANNUAL PERFORMANCE OF THE FAIRHOME FUND
                      (Calendar Years Ended December 31st)

 60.0%
          46.5%
 40.0%
                                                 24.0%
 20.0%
                       6.2%
  0.0%
       ----------------------------------------------------
          2000         2001         2002         2003
         Note 1
                                   -1.6%
-20.0%

(1)From inception of December 29, 1999.

Best Quarter: 3rd Qtr 2000 +20.73% Worst Quarter: 1st Qtr 2003 -6.03%


                                PERFORMANCE TABLE


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING ON DECEMBER 31, 2003(1)
------------------------------------------------------------------------------------------------
Portfolio Returns                                           One Year   Three Years   Inception(2)
------------------------------------------------------------------------------------------------
Before-Tax Return                                            23.96%      9.02%         17.97%
------------------------------------------------------------------------------------------------
After-Tax Return on Distributions                            23.95%      8.85%         17.71%
------------------------------------------------------------------------------------------------
After-Tax Return on Distributions and Sale of Fund Shares(3) 14.72%      7.27%         14.92%
------------------------------------------------------------------------------------------------
S&P 500 Index(4)                                             28.69%     (4.05)%        (5.24)%
------------------------------------------------------------------------------------------------


(1) The theoretical "after-tax" returns shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. YOUR ACTUAL "AFTER-TAX" RETURNS DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THE RETURNS SHOWN ABOVE. Also, "after-tax" return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects.

(2) The Fund commenced operations on December 29, 1999.

(3) The returns after taxes on distribution and sale of fund shares may be higher than the before-tax returns because the method of calculation generally assumes that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources, thereby reducing the amount of tax you otherwise might owe.

(4) The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any charges for investment management fees or transaction expenses, nor does the Index reflect any effects of taxes, fees or other types of charges.

THE FUND'S FEES AND EXPENSES.

The numbers below are based upon the Fund's expenses during its fiscal year ended November 30, 2003. The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.



        ================================================
                       SHAREHOLDER FEES:
                       -----------------
        (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

        MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES                     NONE

        MAXIMUM DEFERRED SALES                   NONE
        CHARGE (LOAD)

        MAXIMUM SALES CHARGE (LOAD)              NONE
        IMPOSED ON REINVESTED DIVIDENDS
        AND OTHER DISTRIBUTIONS

        REDEMPTION FEES                          2.00%(1)
        (as a percentage of total amount redeemed)

        ================================================

        ================================================
                ANNUAL FUND OPERATING EXPENSES:
                -------------------------------
          (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

        MANAGEMENT FEES(2)                       1.00%

        DISTRIBUTION (12B-1) FEES(3)             0.00%

        OTHER EXPENSES(4)                        0.00%

        TOTAL ANNUAL
        FUND OPERATING EXPENSES                  1.00%

        ================================================



(1) The redemption fee applies to the proceeds of Fund shares that are redeemed within 60 days of purchase, with limited exceptions. See the "Redemption Fee" section below for more information as to when the redemption fee will apply. The redemption fee is paid to the Fund. The Fund's Custodian may charge a fee of $20 on amounts redeemed and sent to you by wire transfer.

(2) Management fees include a fee of 0.50% for investment advisory services and 0.50% for administrative and other services. Both fees are paid to the Fund's Adviser pursuant to separate agreements for each service.

(3) Although the Fund's Board of Director's has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940, the Plan has not been implemented and the Fund has no present intention of implementing the Plan. If the Board decides otherwise, you will be informed at least thirty days prior to its implementation.

(4) Pursuant to an Operating Services agreement, the Fund's Adviser is responsible for paying all the Fund's expenses except commissions and other brokerage fees, taxes, interest, litigation expenses and other extraordinary expenses. The Fund paid commissions and other brokerage fees, but did not incur any extraordinary expenses during its fiscal year.

AN EXAMPLE OF EXPENSES OVER TIME.


The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions whether or not you redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


ONE YEAR           THREE YEARS                FIVE YEARS             TEN YEARS
--------------------------------------------------------------------------------
$ 102              $ 318                      $ 552                  $ 1,225

                          THE FUND'S INVESTMENT ADVISER

THE FUND'S INVESTMENT ADVISER.

Fairholme Capital Management, L.L.C. (the Adviser), 51 JFK Parkway, Short Hills, NJ 07078 serves as investment adviser to the Fund. The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. As of January 31, 2004, the Adviser managed assets in excess of $900 million.

The Adviser's principal business and occupation is to provide financial management and advisory services to individuals, corporations, and other institutions throughout the world. The Adviser has been investment adviser to the Fund since its inception. The Adviser manages the investment portfolio and business affairs of the Fund under an Investment Advisory Agreement with the Fund, and manages, or arranges to manage, the daily operations of the Fund under an Operating Services Agreement.

For its advisory and administrative services to the Fund, the Company pays to the Adviser, on the last day of each month, annualized fees equal to 1.00% (0.50% of which are investment advisory fees and 0.50% of which are administrative and service fees) of the average net assets of the Fund, such fees to be computed daily based upon the daily average net assets of the Fund.

THE FUND'S PORTFOLIO MANAGERS.

Mr. Bruce R. Berkowitz is the Managing Member of the Adviser and acts as the Primary Portfolio Manager of the Fund. Mr. Berkowitz is also President and a Director of Fairholme Funds, Inc. (the Company). Mr. Berkowitz has been Managing Member and Chief Investment Officer of the Adviser since the Adviser's inception in 1997. Mr. Berkowitz has approximately 21 years of investment management experience.

Mr. Larry S. Pitkowsky is an Analyst and Portfolio Manager of the Adviser and acts as Co-Portfolio Manager of the Fund. Mr. Pitkowsky joined the Adviser in July 1999. Mr. Pitkowsky has approximately 16 years of investment management experience.

Also providing investment support to the Co-Managers of the Fund is Keith D. Trauner, Chief Financial Officer and Analyst of the Adviser, who joined the Adviser in February 1999. Mr. Trauner is Secretary and Treasurer and a Director of the Company and has approximately 23 years of investment management experience.

BUYING AND SELLING SHARES OF THE FUND

INVESTING IN THE FUND.

DETERMINING SHARE PRICES.

Shares of the Fund are offered at each share's net asset value (NAV). NAV per share is calculated by (1) adding the value of Fund investments, cash and other assets, (2) subtracting Fund liabilities, and then (3) dividing the result by the number of shares outstanding. The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. The Fund's per share NAV is computed on all days on which the New York Stock Exchange (NYSE) is open for business at the close of regular trading hours on the Exchange, currently 4:00 P.M. Eastern Time. In the event that the NYSE closes early, the share price will be determined as of the time of closing.

DISTRIBUTION FEES.

The Fund has adopted, but not yet implemented, a Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for its shares, pursuant to which the Fund would pay the Adviser a monthly fee for shareholder servicing expenses of 0.25% per annum of the Fund's average daily net assets. The Adviser may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

The Fund has not implemented the 12b-1 Plan and does not foresee doing so in the coming year. The Board adopted the Plan so that, if and when necessary, the Fund would have available to it sufficient resources to pay third parties who provide eligible services to the Fund.

If the 12b-1 Plan is implemented in the future, you should be aware that if you hold your shares for a substantial period of time afterwards, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

MINIMUM INVESTMENT AMOUNTS.

Payments for Fund shares must be in U.S. dollars and must be drawn on a U.S. bank. In its sole discretion, management of the Fund may reject any purchase order for Fund shares or waive the minimum investment amounts.

Your purchase of Fund shares is subject to the following minimum investment amounts:



                          MINIMUM                   MINIMUM
        TYPE OF           INVESTMENT                SUBSEQUENT
        ACCOUNT           TO OPEN ACCOUNT           INVESTMENTS
        -------------------------------------------------------------------
        REGULAR           $2,500                    $1,000
        IRAs              $1,000                      $100
        -------------------------------------------------------------------



                        AUTOMATIC INVESTMENT PLAN MEMBERS



                          MINIMUM                   MINIMUM
        TYPE OF           INVESTMENT                SUBSEQUENT
        ACCOUNT           TO OPEN ACCOUNT           INVESTMENTS
        -------------------------------------------------------------------
        REGULAR           $2,500                    $100 per month minimum
        IRAs              $1,000                    $100 per month minimum
        -------------------------------------------------------------------



OPENING AND ADDING TO YOUR ACCOUNT.

You can invest in the Fund by mail, wire transfer and through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling Citco Mutual Fund Services, Inc. (the Transfer Agent) at 1-866-202-2263.

PURCHASING SHARES BY MAIL.

To make your initial investment in the Fund, simply complete the Application Form included with this Prospectus, make a check payable to The Fairholme Fund, and mail the Form and check to:

                              Fairholme Funds, Inc.
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C1100
                           Southeastern, PA 19398-1100

To make subsequent purchases, simply make a check payable to the Fairholme Fund and mail the check to the above-mentioned address. Be sure to note your Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 P.M. Eastern Time), your shares will be purchased at the Fund's NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY WIRE TRANSFER.

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1) Call 1-866-202-2263 to inform the Transfer Agent that a wire is being sent.
2) Obtain an account number from the Transfer Agent. 3) Fill out, fax to 1-610-296-8516, and then mail the Account Application to the Transfer Agent 4) Ask your bank to wire funds to the account of:

                       Wachovia Bank National Association
                                 ABA # 031201467
             For Credit Fairholme Funds, Inc., Acct # 2000014940293
                   Further Credit to (Your Name & Account #)

Include your name(s), address, and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Application Form with the Transfer Agent before any of the shares purchased can be redeemed. Either complete and mail the Application Form included with this prospectus or call the Transfer Agent and they will send you an application. You should contact your bank (which must be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS.

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY AUTOMATIC INVESTMENT PLAN.

You may purchase shares of the Fund through an Automatic Investment Plan (Plan). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution that is an Automatic Clearing House member for automatic withdrawals under the Plan. The Fund may alter, modify, amend, or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so. For more information, call the Transfer Agent at 1-866-202-2263.

PURCHASING SHARES BY TELEPHONE.

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV next determined after the Transfer Agent receives your order for shares. Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

The Fund's Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

MISCELLANEOUS PURCHASE INFORMATION.

The Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Acceptable forms of payment include: wire transfer, check, or money order drawn on a U.S. bank, savings and loan association or credit union. The Fund's custodian may charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the Transfer Agent before 5:00 p.m. Eastern time. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of placing the order.

Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to 4:00 p.m. and transmit them to mutual fund transfer agents after 4:00 p.m. The Securities & Exchange Commission ("SEC") has proposed a requirement that all share orders be received by mutual fund transfer agents or a registered clearing agency, such as the National Securities Clearing Corporation, by 4:00 p.m. Should the SEC adopt this proposal, the Fund and its transfer agent will comply with such requirement.

PRIVACY POLICY.

Protecting your personal information is a priority for The Fairholme Fund and our privacy policy has been designed to support this objective. The Fund may collect non-public personal information about you in the following ways: from information provided by you on applications or other forms submitted to the Fund or to the Transfer Agent; and from information arising from your investment in the Fund.

The Fund utilizes electronic, procedural, and physical controls in keeping with industry standards and procedures. For example, the Fund authorizes access to your personal and account information on a needs information only basis to personnel utilizing this information to provide products or services to you.

The Fund does not disclose any non-public personal information about you, except as required by the Adviser to fulfill its obligations to the Fund or as required by law. For example, the Fund has entered into arrangements with the Adviser to provide investment advisory, administrative, and other services and the Fund may disclose information about you, or information that you have provided to the Fund, to the Adviser in connection with the Adviser's responsibilities to the Fund.


HOW TO SELL (REDEEM) YOUR SHARES.

You may sell your shares at any time. You may request the sale of your shares either by mail, by telephone, or by wire.

BY MAIL.

Sale requests should be mailed via U.S. mail or overnight courier service to:


                US Mail:       Fairholme Funds, Inc.
                               c/o Citco Mutual Fund Services, Inc.
                               P.O. Box C1100 Southeastern, PA 19398-1100

                Overnight:     Fairholme Funds, Inc.
                               c/o Citco Mutual Fund Services,
                               83 General Warren Boulevard, Suite 200
                               Malvern PA, 19355

The redemption price you receive will be the Fund's per share NAV next calculated after receipt of all required documents in Good Order, which means that your redemption request must include:

1) Your account number.
2) The number of shares to be redeemed or the dollar value of the amount to be redeemed.
3) The signatures of all account owners exactly as they are registered on the account.
4) Any required signature guarantees.
5) Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. If you purchase your shares by check and then redeem your shares before your check has cleared, the Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first.

SIGNATURE GUARANTEES.

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

o    If you change the ownership on your account;
o When you want the redemption proceeds sent to a different address than is registered on the account;
o If the proceeds are to be made payable to someone other than the account's owner(s);
o    Any redemption transmitted by federal wire transfer to your bank; and
o If a change of address request has been received by the Fund or the Transfer Agent within 15 days previous to the request for redemption.

In addition, the Transfer Agent may require signature guarantees for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received by the Transfer Agent.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange, other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words, Signature Guarantee.

BY TELEPHONE.

If you elected to use telephone redemption on your account application when you initially purchased shares, you may redeem your shares in the Fund by calling the Transfer Agent at 1-866-202-2263. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. If a request has been made to change the address of the account and was received by the Fund or the Transfer Agent within 15 days of the redemption request, you may not redeem by telephone. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering your redemption request in person or by mail. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone exactly when desired.

BY WIRE.

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Fund's Custodian may charge a fee to your account for outgoing wires.

REDEMPTION AT THE OPTION OF THE FUND.

If the value of the shares in your account falls to less than $2000, the Fund may notify you that, unless your account is increased to $2000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $2000 before any action is taken. This right of redemption shall not apply if the value of your account drops below $2000 as the result of market action. The Fund reserves this right because of the expense to the Fund of maintaining relatively small accounts.

REDEMPTION FEE.

The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed within 60 days of their purchase. The redemption fee is paid to the Fund, and is intended to discourage short-term trading of Fund shares and to offset the trading costs, market impact and other costs associated with short-term trading in Fund shares. The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 60 days. The redemption fee is not imposed on shares when the Fund cannot identify the beneficial owner in certain omnibus accounts or when the shares are redeemed due to death or disability of the shareholder.

DIVIDENDS AND DISTRIBUTIONS.

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid. The Fund will make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), once a year as required.

Unless you elect in writing to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

TAX CONSIDERATIONS.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of capital gains are taxable based on the Fund's holding period, either short or long-term, regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

Redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

GENERAL INFORMATION.

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all share transactions. The Fund reserves the right to make redemptions of fund shares in-kind to the extent permitted by federal law.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to one or more appropriate market or economic indices.

The Board of Directors of the Company has approved Codes of Ethics (the Codes) for the Fund and Adviser. The Codes governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Company's Code. The Fund and the Adviser have filed copies of their respective Codes with the Securities and Exchange Commission. Copies of the Codes may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov ). Copies may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

The Board of Directors of the Company has also approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund's Portfolio Proxy Voting Guidelines are included as an exhibit to the Fund's Statement of Additional Information, which is available, upon request and without charge, by calling the Fund toll-free at 1-866-202-2263.

The Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1-866-202-2263 and (ii) on the SEC's website at (www.sec.gov).

FINANCIAL HIGHLIGHTS.

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST FOUR YEARS OF OPERATIONS. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY MCCURDY & ASSOCIATES CPA'S, INC., THE FUND'S INDEPENDENT AUDITORS, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE WITHOUT CHARGE BY CONTACTING THE FUND OR ITS TRANSFER AGENT.

                                                          FOR THE            FOR THE             FOR THE        DECEMBER 29, 1999 *
                                                     FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED         TO
                                                     NOVEMBER 30, 2003   NOVEMBER 30, 2002   NOVEMBER 30, 2001   NOVEMBER 30, 2000
                                                     -----------------   -----------------   -----------------   -----------------
     NET ASSET VALUE, BEGINNING OF PERIOD                 $15.14              $14.99             $13.55                $10.00
                                                          -------             -------            -------               ------

     Investment Operations:

         Net Investment Income/(Loss)                     (0.02)                0.01               0.05                  0.05
         Net Realized and Unrealized Gain/(Loss)
                  on
     Investments                                           3.09                0.26               1.67                  3.50
                                                           -----               -----              -----                 ----
            Total from Investment
     Operations                                            3.07                0.27               1.72                  3.55
                                                           -----               -----              -----                 ----

     Distributions:

        From Net Investment Income                        (0.03)               (0.03)             (0.04)                 0.00

        From Realized Capital Gains                       (0.10)               (0.09)             (0.24)                0.00
                                                          ------               ------             ------                ----

                    Total Distributions                   (0.13)               (0.12)             (0.28)                0.00
                                                          ------               ------             ------                ----


     NET ASSET VALUE, END OF PERIOD                       $18.08              $15.14             $14.99                $13.55
                                                          -------             -------            -------               ------


     TOTAL RETURN                                         20.50%               1.77%              12.75%                35.50%

     Ratios/Supplemental
     Data
           Net Assets, End of Period
     (in 000's)                                           $88,968             $47,809            $28,753               $13,910

           Ratio of Expenses to Average Net Assets         1.00%               1.00%              1.00%                 1.00%
           Ratio of Net Investment Income/(Loss) to

                 Average Net Assets                       (0.13)%              0.05%              0.24%                 0.46%

           Portfolio Turnover Rate                        12.66%               47.68%             29.40%                45.88%



* Commencement of Operations

                       THIS PAGE INTENTIONALLY LEFT BLANK

BACK COVER

                              FOR MORE INFORMATION

Additional information about the Fund is available in the Company's latest Audited Annual Report for the Fund's fiscal year ended November 30, 2003 and Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Fund. A current SAI, dated March 8, 2004, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Company's Annual Report contains audited financial information concerning the Fund and discussion relating to the factors that affected the Fund's performance during the Fund's last fiscal year.


Copies of the Fund's SAI and Annual Report are available without charge. For shareholder inquiries, other information and to request a copy of the Fund's SAI or annual report, please contact the Company at:


                              Fairholme Funds, Inc.
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C1100
                           Southeastern, PA 19398-1100
                                       or
                                 1-866-202-2263
                            or www.fairholmefunds.com

A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Investment Company Act No. 811-09607

                       STATEMENT OF ADDITIONAL INFORMATION

                               DATED MARCH 8, 2004

                              FAIRHOLME FUNDS, INC.
                                 51 JFK Parkway
                              Short Hills, NJ 07078
                            TELEPHONE: 1-866-202-2263
                         Website: www.fairholmefunds.com


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Fairholme Fund (the Prospectus), dated March 8, 2004. You may obtain a copy of the Prospectus, free of charge, by writing to Fairholme Funds, Inc. (the Company) c/o Citco Mutual Fund Services, Inc. (the Transfer Agent), P.O. Box C1100, Southeastern, PA 19398-1100, by calling the Transfer Agent at 1-866-202-2263, or by visiting the Fund's website at www.fairholmefunds.com.


                                TABLE OF CONTENTS



The Fund's Investment Policies, Objectives And Securities Options........
Investment Restrictions..................................................    --
Investment Adviser.......................................................    --
Directors and Officers   ................................................    --
Performance Information..................................................    --
Purchasing and Redeeming Shares..........................................    --
Tax Information..........................................................    --
Portfolio Transactions...................................................    --
Custodian................................................................    --
Transfer Agent...........................................................    --
Administration...........................................................    --
Distributor..............................................................    --
Independent Accountants..................................................    --
Legal Counsel............................................................    --
General Information......................................................    --
Distribution Plan........................................................    --
Financial Statements.....................................................    --

        THE FUND'S INVESTMENT POLICIES, OBJECTIVES AND SECURITIES OPTIONS

The Fund's investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the prospectus. This section provides information concerning the Fund's additional investment policies, objectives, and securities in which the Fund may invest but which are not part of the Fund's primary investment strategies as well as describing some of the additional risks of those specific securities and strategies.

The Fund is a non-diversified Fund, meaning that the Fund can concentrate its investments in a smaller number of companies than a more diversified fund. Normally, the Fund will invest at least 75% of total assets in common stock of U.S. companies and up to 25% of its assets in foreign companies, and will generally hold a focused portfolio consisting of not more than 25 stocks. The Fund may also invest in a variety of other securities. These other types of securities in which the Fund may invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of risks unique to the particular security.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. The Fund will not invest more than 20% of its assets in REITS.

FOREIGN SECURITIES. The Fund may invest up to 25% of its total net assets in the common stock of foreign issuers including, but not limited to, foreign securities in the form of American Depository Receipts (ADRs). Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company, because foreign companies may not be subject to the regulatory requirements of U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability that could negatively affect the Fund.

PREFERRED STOCK. The Fund may invest in preferred stocks. Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred shares are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

CONVERTIBLE SECURITIES. Traditional convertible securities include corporate bonds, notes, and preferred stocks that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by the Fund upon conversion of a convertible security will generally be held for so long as the Advisor anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objectives and policies.

DEBT SECURITIES. The Fund may invest in corporate and U.S. Government debt securities. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. The Fund also may invest in debt securities that are in default in accordance with the Special Situations paragraph below. In the case of securities backed by the full faith and credit of the United States Government, shareholders are primarily exposed to interest rate risk.

CREDIT RISK OF DEBT SECURITIES. A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. In the case of corporate debt, the Fund will normally purchase investment grade securities, meaning securities rated BBB or better by Standard & Poors or any similar rating by any national credit rating service. However, this section will not apply to investments made pursuant to the Fund's policy on Special Situations under which the Fund may invest in corporate obligations without regard to credit rating, current yield, or public registration.

INTEREST RATE RISK OF DEBT SECURITIES. All debt securities face the risk that their principal value will decline because of a change in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline. Also, securities with longer maturities will experience a more pronounced change in value when interest rates change.

MUTUAL FUNDS. Subject to restrictions set forth in the Investment Company Act of 1940, the Fund may invest in securities issued by other registered investment companies. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements (Repos) with broker-dealers, banks, and other financial institutions; provided that the Fund's custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold.

CASH RESERVES. The Fund may hold a significant portion of its net assets in cash or cash equivalents, either to maintain liquidity or for temporary defensive purposes. The Fund will normally invest its remaining assets in cash and cash equivalents, such as U.S. Government debt instruments, other money market funds, and repurchase agreements.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines to be illiquid. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above. The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933. Restricted and illiquid securities are valued by the Investment Adviser in accordance with procedures approved by the Fund's Board of Directors in a manner intended to reflect the fair market value of such securities.

SPECIAL SITUATIONS. The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S.

currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

MASTER-FEEDER OPTION. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing substantially all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Directors, the Fund's shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

PORTFOLIO TURNOVER. The Fund will generally purchase and sell securities without regard to the length of time the security has been held. For the Fund's fiscal years ended November 30, 2003, 2002, and 2001, the Fund's annual portfolio turnover rates were 12.7%, 47.7% and 29.4%, respectively. While the Fund's strategies typically do not generate high turnover rates, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

TEMPORARY DEFENSIVE OR INTERIM POSITIONS. Under normal market conditions, the Fund's portfolio will be invested primarily in common stocks. However, the Fund is not required to be fully invested in common stocks and may maintain a portion of its total assets in cash and cash reserves. Under market conditions when investments meeting the Fund's criteria are scarce, cash and cash reserves may represent a significant percentage of the Fund's total net assets. The Fund usually invests its cash and cash reserves in U.S. Government debt instruments, other unaffiliated mutual funds (money market funds), and repurchase agreements. During times when the Fund holds a significant portion of its net assets in cash and cash reserves, it will not be investing according to its investment objective, and the Fund's performance may be negatively affected as a result.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 (the 1940 Act). As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security. The Fund will not:

1) Invest in more than 25 issuers with respect to 75% of its assets (valued at the time of investment).
2) Acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.
3) under normal circumstances invest less than 25% of its assets in a single market sector. The market sectors in which the Fund invests will change from time to time, but the Fund will not at any time invest more than 25% of its assets in a single industry within that market sector.
4) Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing.
5) Underwrite the distribution of securities of other issuers.
6) Invest in companies for the purpose of management or the exercise of control.
7) Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities).
8) Issue senior securities.
9) Invest in commodities, futures contracts, or options contracts.
10) Invest in oil, gas, or other mineral exploration or development programs; although it may invest in marketable securities of companies engaged in oil, gas, or mineral exploration.
11) Purchase or sell real estate, real estate loans, or real estate limited partnerships; although it may invest in marketable securities of companies that invest in real estate or interests in real estate.

The Fund has also adopted the following non-fundamental restrictions that may be changed by the Board without shareholder approval. The Fund may not:

1) Make margin purchases.
2) Invest more than 15% of its net assets (valued at time of investment) in securities that are not readily marketable.
3) Acquire securities of other investment companies except as permitted by the Investment Company Act of 1940.
4) Pledge, mortgage, or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets (valued at the time of borrowing).
5) Invest more than 25% of the Fund's assets (valued at the time of investment) in securities of companies with less than 3 years of continuous operations, including predecessors.

                               INVESTMENT ADVISER

Information on the Fund's investment adviser, Fairholme Capital Management, L.L.C. (the Adviser), is set forth in the prospectus. This section contains additional information concerning the Adviser.

The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment advisory agreement with the Fund and an operating services agreement with the Fund. Bruce R. Berkowitz is Managing Member and Chief Investment Officer of the Adviser and serves as a Director and the Primary Portfolio Manager of the Fund. Keith D. Trauner is the Chief Financial Officer and Analyst of the Adviser and serves as a Director and as an analyst of the Fund. Larry S. Pitkowsky, a Portfolio Manager and Analyst of the Adviser, serves as Co-Manager of the Fund.

THE INVESTMENT ADVISORY AGREEMENT

The Company has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Company in the investments of the Fund. At all times the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Board. The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with The Fund. The Board of the Fund has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund's portfolio.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Advisory Agreement has an annual term. However, the Advisory Agreement may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the Directors of the

Fund who are not interested persons of the Fund or the Adviser, and by a majority of the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its investment advisory services to the Fund, the Company pays to the Adviser, on the last day of each month, an annualized fee equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the Fund's fiscal years ended November 30, 2003, 2002 and 2001, the Fund paid $317,466, $185,636.50 and $115,987.50, respectively, in investment advisory fees to the Adviser.


Board Considerations in Renewing the Investment Advisory Agreement

The investment advisory agreement (the "Agreement") between the Company and Fairholme Capital Management, LLC was last renewed at a Board meeting held on October 21, 2003. At that meeting, the Directors considered a number of factors that they considered material to the Agreement. Firstly, the Board concluded that the staff and senior management of the Advisor were experienced industry professionals that would perform their functions in a capable manner. The primary portfolio managers were each experienced in managing funds had achieved excellent performance results for the Fund over its lifetime. The Directors examined the fees paid to the Advisor and determined that the fees were reasonable in light of the services provided and the fees charged by other advisers to similar funds offering similar services. The Directors sought and received assurances from the Advisor that excessive and improper fall-out benefits or ancillary benefits would not accrue to other Advisor clients as a result of the Advisor's relationship with the Company. The Directors also reviewed information adequate to assure them of the financial capabilities of the Advisor and that it would continue to maintain books, records and transactions of the Funds to properly perform its duties. The Directors did not assign any relative value to the factors it considered. Instead, they considered all such factors, taken as a whole.

THE OPERATING SERVICES AGREEMENT

The Company has also entered into an Operating Services Agreement with the Adviser (the Services Agreement). Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1) Accounting
2) Administrative
3) Legal
4) Dividend disbursing and transfer agent
5) Registrar
6) Custodial
7) Fund share distribution
8) Shareholder reporting
9) Sub-accounting
10) Record keeping services

The Services Agreement has an annual term. However, the Services Agreement may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the Directors of the Fund who are not interested persons of the Fund or the Adviser, and by a majority of the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Services Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Services Agreement, the Adviser may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund. The Adviser is responsible for compensating such parties.

For its administrative and other services to the Fund, the Company pays to the Adviser, on the last day of each month, an annualized fee equal to 0.50% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. For the Fund's fiscal years ended November 30, 2003, 2002 and 2001, the Fund paid $317,466, $185,636.50 and $115,987.50, respectively, in administrative fees to the Adviser.

                             DIRECTORS AND OFFICERS

Fairholme Funds Inc. (the "Company"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management Investment Company. The Company's Articles of Incorporation permit the Board of Directors of the Company (the "Board" or the "Directors") to issue 100,000,000 shares of common stock at .0001 par value. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any shares not issued with the respect to such series. Shares of one series have been authorized, which shares constitute the interests in the Fairholme Fund (the "Fund"), a non-diversified Fund. The Board of Directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the Bylaws of the Company and review by the Board. The Directors of the Company, including those Directors who are also officers, are listed below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    OTHER
                              POSITION(S)      TERM OF OFFICE &                                      FUNDS          DIRECTORSHIPS
                              HELD WITH THE    LENGTH OF TIME        PRINCIPAL OCCUPATION(S)         OVERSEEN BY    HELD BY
NAME, AGE & ADDRESS           COMPANY          SERVED                DURING PAST 5 YEARS             DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Bruce R. Berkowitz*           Director,        Each Director         Managing Member, Fairholme            1        Deputy Chairman
Age 45                        President        serves for an         Capital Management, L.L.C., a                  and a Director
51 JFK Parkway                                 indefinite term.      registered investment                          of Olympus Re
Short Hills, NJ  07078                                               advisor, since October 1997                    Holdings, Ltd.,
                                               Mr. Berkowitz has                                                    a Director of
                                               served as a                                                          Safety
                                               director of the                                                      Insurance
                                               Fund since the                                                       Group, Inc.,
                                               Fund's inception on                                                  and a Trustee
                                               December 29, 1999                                                    of First Union
                                                                                                                    Real Estate
------------------------------------------------------------------------------------------------------------------------------------
Keith D. Trauner*             Director         Each Director         Chief Financial Officer,              1             None
Age 46                        Treasurer/       serves for an         Fairholme Capital Management
51 JFK Parkway                Secretary        indefinite term.      L.L.C., a registered
Short Hills, NJ  07078                                               investment adviser, employed
                                               Mr. Trauner was       since Feb 1999. Previously,
                                               appointed by the      President, Circle Asset Management,
                                               Board to replace an   Inc., a registered investment
                                               outgoing director     advisory subsidiary of
                                               in January 2002.      Emigrant Bancorp. B.A.
------------------------------------------------------------------------------------------------------------------------------------
Joel L. Uchenick              Independent      Each Director         General Partner, Sherbrooke            1       Director,
Age 55                        Director         serves for an         Capital, a private equity firm,                Oregon Chai
2344 Washington Street                         indefinite term.      Since November 1998.  Previously,              Inc.; Chairman
Newton Lower Falls, MA 01983                                         Senior Partners, Sherbrooke                    of Board Cooke
                                               Mr. Uchenick has      Associates Inc.                                PH, Inc.
                                               served as a
                                               director of the
                                               Fund since the
                                               Fund's inception on
                                               December 29, 1999
------------------------------------------------------------------------------------------------------------------------------------
Avivith Oppenheim, Esq.       Independent      Each Director         Attorney-at-Law (private              1             None
Age 53                        Director         serves for an         practice)
140 Mountain Avenue                            indefinite term.
Springfield, NJ  07081
                                               Ms. Oppenheim has served as a
                                               director of the Fund since the
                                               Fund's inception on December 29,
                                               1999
------------------------------------------------------------------------------------------------------------------------------------
Leigh Walters, Esq            Independent      Each Director         Vice-President, Valcor                1        Director,
Age 57                        Director         serves for an         Engineering Corporation Sole                   Valcor
1 Cleveland Place                              indefinite term.      Practitioner Attorney-at-Law                   Engineering
Springfield, NJ  07081                                                                                              Corporation
                                               Mr. Walters has
                                               served as a director
                                               of Fund since the
                                               Fund's inception on
                                               December 29, 1999
------------------------------------------------------------------------------------------------------------------------------------

* Indicates an interested person as defined in the 1940 Act.

Audit Committee
---------------
The Board of Directors has formed an Audit Committee to oversee the financial reporting of the Fund, nominate independent auditors to conduct audits of the Fund's financial statements, and perform other related duties. The Audit Committee has adopted a charter to govern such activities. The members of the Audit Committee are: Joel Uchenick (Chaiman), Avivith Oppenheim and Leigh Walters. The Audit Committee met once during the fiscal year ended November 30, 2003.

Compensation
------------
Each Director who is not an "interested person" of the Fund receives $250 per meeting attended. All Directors are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Pursuant to its obligations to the Company under the Services Agreement, the Adviser is responsible for paying compensation, if any, to each of the Company's Independent Directors during the fiscal year ending November 30, 2003. The table below sets forth the compensation paid to Directors for the Fund's fiscal year ended November 30, 2003:

-------------------------------------------------------------------------------------------------------
                                          PENSION OR RETIREMENT
                        AGGREGATE         BENEFITS ACCRUED AS       ESTIMATED ANNUAL    TOTAL
                        COMPENSATION      PART OF TRUST'S           BENEFITS UPON       COMPENSATION
NAME OF TRUSTEE         FROM COMPANY      EXPENSES                  RETIREMENT          PAID TO TRUSTEE
-------------------------------------------------------------------------------------------------------
Bruce R. Berkowitz          $0.00                $0.00                 $0.00              $0.00
-------------------------------------------------------------------------------------------------------
Keith D. Trauner            $0.00                $0.00                 $0.00              $0.00
-------------------------------------------------------------------------------------------------------
Joel Uchenick             $1,000.00              $0.00                 $0.00            $1,000.00
-------------------------------------------------------------------------------------------------------
Avivith Oppenheim         $1,000.00              $0.00                 $0.00            $1,000.00
-------------------------------------------------------------------------------------------------------
Leigh Walters             $1,000.00              $0.00                 $0.00            $1,000.00
-------------------------------------------------------------------------------------------------------


Director Ownership of Fund Shares
---------------------------------

As of December 31, 2002, the Directors owned the following aggregate amounts of Fund shares:

--------------------------------------------------------------------------------------------------------
                             DOLLAR RANGE OF FUND SHARES HELD IN     AGGREGATE DOLLAR RANGE IN ALL FUNDS
NAME OF TRUSTEE              EACH FUND OF THE COMPANY                OVERSEEN BY DIRECTOR IN COMPANY
--------------------------------------------------------------------------------------------------------
Bruce R. Berkowitz.                  Over $100,000                            Over $100,000
--------------------------------------------------------------------------------------------------------
Keith D. Trauner                     Over $100,000                            Over $100,000
--------------------------------------------------------------------------------------------------------
Joel Uchenick                      $50,001 to $100,000                      $50,001 to $100,000
--------------------------------------------------------------------------------------------------------
Avivith Oppenheim                    Over $100,000                            Over $100,000
--------------------------------------------------------------------------------------------------------
Leigh Walters                        Over $100,000                            Over $100,000
--------------------------------------------------------------------------------------------------------


As of December 31, 2003, the Directors, as a group, owned 5.78% of the Fund's outstanding securities.

CONTROL PERSONS AND SHAREHOLDERS OWNING IN EXCESS OF 5% OF FUND SHARES

As of December 31, 2003, the following persons own 5% or more of the Fund's outstanding shares.

--------------------------------------------------------------------------------
                                  NUMBER OF SHARES OWNED    % OWNERSHIP OF TOTAL
NAME OF SHAREHOLDER                                             FUND SHARES
--------------------------------------------------------------------------------
National Financial Services Corp,       64,770,566.77              69.57%
for the exclusive benefit of its
customers.
--------------------------------------------------------------------------------


                             PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. Total Return for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. Average Annual Total Return is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

Average Annual Total Return is computed based on the following formula:

P(1+T) = ERV

Where:    P = a hypothetical initial investment of $1000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of shares at the end of the period


From time to time the Funds also quote "Average Annual Total Return (After Taxes of Distributions)" for specified time periods of 1, 5 and 10 year intervals.

Average Annual Total Return (After Taxes of Distributions) is computed based on the following formula:

                                P(1+T)^[n] = ATV
                                                D

Where:   P = a hypothetical initial investment of $1000
         T = average annual total return (after taxes on distributions) n = number of years
         ATV =  ending value of a hypothetical $1,000 payment made at the
             D beginning of the 1-, 5-, or 10 year period at the end of the 1-, 5- or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.


Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although the formula shown above may be useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of various market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or another company providing such services.

                         PURCHASING AND REDEEMING SHARES

Purchases and redemptions of the Fund's shares will be made at net asset value
(NAV). The Fund's NAV is determined on days on which the New York Stock Exchange
(NYSE) is open for trading. For purposes of computing the NAV of a share of the Fund, securities traded on security exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available as well as restricted securities (and any other assets) are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

The Fund is open for business on each day that the NYSE is open. The Fund's share price or NAV is normally determined as of 4:00 p.m., Eastern Time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund.

                                 TAX INFORMATION

The Fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, the Fund must, among other qualifications, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a RIC and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year. [The Fund will send each shareholder a U.S. Form 1099 or legal equivalent no later than February 28th providing tax information regarding dividends and capital gains distributions for the prior year.]

                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker-dealer's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's spread, the size and difficulty of the order, the nature of the market for the security, and operational capabilities of the broker-dealer.

The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. For the fiscal years ended November 20, 2003, November 30,2002, and November 30,2001, the Fund paid brokerage commissions of $44,830.87, $55,348.80,and $16,751.54 respectively.

The Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other advisory client, including any partnership or private account where principals and employees of the Adviser have an interest, for the purposes of obtaining a more favorable transaction price or achieving fair and equitable allocations. If an aggregated trade is not completely filled, then the Adviser allocates the trade among the Fund and other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Adviser, will result in fairness to all participants. Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Adviser to be fair and reasonable to the Fund and any other accounts involved. For example, allocation of investments among other advisory clients and the Fund may not be similar due to, among other reasons, as a result of differences in investment objectives, investment strategies and policies, investment restrictions, cash positions, timing or asset size. Since the Fund's objectives will differ at times from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.

PERSONAL TRADING BY THE PORTFOLIO MANAGERS AND OTHER INSIDERS

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by certain persons who are affiliated with the

Fund and/or the Adviser. These Codes are on public file and are available from the Securities and Exchange Commission. While the Codes permit personal transactions by these persons in securities held or to be acquired by the Fund, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

                                    CUSTODIAN

UMB Bank, N.A., 1010 Grand Boulevard, Kansas City, Missouri 64106 (UMB), acts as custodian (the Custodian) for the Fund. The Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. UMB does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders. For the Fund's fiscal year ending November 30, 2003, the Adviser paid all fees charged by the Custodian.

                                 TRANSFER AGENT

Citco Mutual Fund Services, 83 General Warren Boulevard, Suite 200, Malvern PA, 19355, telephone no. 1-866-202-2263, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund (the Transfer Agent) pursuant to a written agreement with the Company and the Adviser. Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Adviser pays the Transfer Agent an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. For the Fund's fiscal year ended November 30, 2003, the Adviser paid all fees charged by the Transfer Agent.

                                 ADMINISTRATION

The Transfer Agent also performs certain administrative tasks administrator for the Fund pursuant to a written agreement with the Company and Adviser. The Transfer Agent also supervises all aspects of the operations of the Fund except those reserved by the Fund's investment adviser under its service agreements with the Company. The Transfer Agent is responsible for:

1) calculating the Fund's net asset value;
2) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940;
3) preparing financial statements contained in reports to stockholders of the; Fund
4) preparing the Fund's federal and state tax returns;
5) preparing reports and filings with the Securities and Exchange Commission;
6) preparing filings with state Blue Sky authorities; and
(g) maintaining the Fund's financial accounts and records.

For the services to be rendered as administrator, the Adviser pays the Transfer Agent an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. For the Fund's fiscal year ended November 30, 2003, the Adviser paid all administrative fees charged by the Transfer Agent.

                                   DISTRIBUTOR

The Fund currently distributes its own shares.

                             INDEPENDENT ACCOUNTANTS

McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, OH 44145, serves as the Company's independent auditors.

                               GENERAL INFORMATION

Fairholme Funds, Inc., an open-end diversified management investment company, was incorporated in Maryland on September 30, 1999. The Fund is a non-diversified series of the Company. A Board of Directors manages the affairs of the Company. The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board's general supervision.

The Company's Articles of Incorporation permit the Board to issue 100,000,000 shares of common stock. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Company.

Shareholders are entitled to: one vote per full share; to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and upon liquidation, to participate ratably in the assets available for distribution.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

According to the law of Maryland under which the Company is incorporated and the Company's Bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares.

The Board of Directors of the Company has approved Codes of Ethics (the Codes) for the Fund and Adviser. The Codes governs the personal activities of persons who may have knowledge of the investment activities of the Fund, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Company's Code. Copies of each Code have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of the Codes can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                                DISTRIBUTION PLAN

As noted in the Fund's Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the Plan) whereby the Fund may pay a fee of 0.25% per annum of the Fund's average daily net assets to the Adviser for providing personal service and/or maintaining accounts relating to the distribution of the Fund's shares. If implemented, the fees will be paid on a monthly basis, based on the Fund's average daily net assets. To date, the Fund has not collected any fees related to Rule 12b-1 of the 1940 Act.

Pursuant to the Plan, the Adviser would receive from the Fund a fee each month equal to 0.25% per annum of average net assets. The Adviser uses such fees to pay for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the distributor. Any expense of distribution in excess of 0.25% per annum will be borne by the Adviser without any additional payments by the Fund. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Adviser for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

The Plan also provides that, to the extent that the Fund, the Adviser, or other parties on behalf of the Fund or the Adviser make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans. In no event shall the payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc.

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is desirable and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan has been approved by the Funds' Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan. The votes must be cast in person, as defined, at a meeting called for that purpose. It is also required that, during the period in which the Plan is in effect, the selection and nomination of non-interested Directors be done only by the non-interested Directors. The Plan and any related agreements may be terminated at any time, without any penalty:

1) By vote of a majority of the non-interested Directors on not more than 60 days written notice; 2) By vote of a majority of the Fund's outstanding shares, on 60 days written notice; or 3) Automatically by any act that terminates the Advisory Agreement with the Adviser.

The Adviser or any dealer or other firm may also terminate their respective agreements relating to the Plan at any time upon written notice.

The Plan and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purposes of any payment made under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

The Board of Directors has adopted the Plan. However, there are no current intentions to implement the plan, which will occur only when, in the opinion of the Board of Directors, circumstances warrant.

                            Proxy Voting Procedures.

The Board of Directors of the Company has approved proxy voting procedures for the Company. These procedures set forth guidelines and procedures for the voting of proxies relating o securities held by the Fund. Records of the Fund's proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The procedures are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, DC 20549-0102. A copy will also be sent to you, free of charge, at your request by writing to the Company at Citco Mutual Fund Services, 83 General Warren Boulevard, Suite 200, Malvern PA, 19355, or calling toll free at 1-866-202-2263. A copy of the Company's Proxy Voting Procedures is also attached to this SAI as Exhibit A.


                              FINANCIAL STATEMENTS

The audited financial statements of the Fund for its fiscal year ended November 30, 2003 have been filed with the Securities and Exchange Commission, are included in the Fund's annual report and are incorporated by reference (made legally a part of) into this statement of additional information fully and for all purposes.

                                    EXHIBIT A

                               PROXY VOTING POLICY
                                       of
                              FAIRHOLME FUNDS, INC.

                                     PREFACE

         Fairholme Funds, Inc. (the "Company") is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company is a series company, meaning that it can offer an indefinite number of series of Company shares (each such series a "Fund" and together the "Funds"). The Company currently offers shares of a single Fund, but may offer shares of additional Funds in the future. Although this policy will address itself to a single Fund, this policy applies equally with respect to the Company's currently existing Fund and any future Funds that may be offered by the Company.

The Company's affairs are generally managed by its Board of Directors (the "Board" or the "Directors"). Among its obligations to the Fund's shareholders, the Board is responsible for voting all proxies related to securities held in each Fund's investment portfolio. The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the "Policy") to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Fund's shareholders. The Board or its designated agent(s), consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, The Board or its designated agent(s) will, in all cases, vote such proxies in a manner designed to promote shareholders' best interests.

                             KEY PROXY VOTING ISSUES

1.       General Policies

         All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the Fund's stated investment objectives. The Board or its designated agent(s) will give great weight to the views of the issuer's management, and in most cases will vote in favor of management's recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Fund's shareholder value or conflict with the Fund's policies regarding management and corporate governance. In such cases, the Board or its designated agent(s) will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Fund's shareholders.

2.       Boards of Directors

         Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. The Company believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Board or its designated agent(s) will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. The Board or its designated agent(s) will consider the following factors in deciding how to vote proxies relating to director elections:

o In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or its designated agent(s) votes to re-elect the director(s) - The Board or its designated agent(s) will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company's performance.

o Whether the slate of director nominees promotes a majority of independent directors on the full board - The Board believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

o A director nominee's attendance at less than 75% of required meetings - frequent non-attendance at board meetings will be grounds for voting against re-election.

o Existence of any prior SEC violations and/or other criminal offenses - The Board will not vote in favor of a director nominee who, to Board or its designated agent(s) actual knowledge, is the subject of SEC or other criminal enforcement actions.

         The Board believes that it is in the shareholders' best interests to have knowledgeable and experienced directors serving on a company's board. To this end, The Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, the Board or its designated agent(s) will consider whether such proposals are reasonable in relation to the company's performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a "windfall" to the directors. The Board or its designated agent(s) will carefully consider proposals that seek to impose reasonable limits on director compensation.

         In all other issues that may arise relating to directors, The Board or its designated agent(s) will vote against any proposal that clearly benefits directors at the expense of shareholders (excepting reasonable compensation to directors), and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3.       Corporate Governance

         Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, the Board or its designated agent(s) shall consider, without limitation, the following factors:

         i. Corporate Defenses. Although the Board or its designated agent(s) will review each proposal on a case-by-case basis, the Board or its designated agent(s) will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. The Board or its designated agent(s) will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

         ii. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, the Board or its designated agent(s) will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

         iii. Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, the Board or its designated agent(s) will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. The Board or its designated agent(s) will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, it is believed that such action may lead to a concentration of voting power in the hands of few insiders.

         iv. Executive Compensation. The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, the Board or its designated agent(s) will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. The Board or its designated agent(s) will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

                  The Board or its designated agent(s) will vote against shareholder proposals that summarily restrict executive compensation without regard to the company's performance, and will generally vote in favor of shareholder proposals that seek additional disclosures on executive compensation.

         v. Independent Auditors. The engagement, retention and termination of a company's independent auditors must be approved by the company's audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors' fees. In reliance on the audit committee's recommendation, The Board or its designated agent(s) generally will vote to ratify the employment or retention of a company's independent auditors unless the Board or its designated agent(s) is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company's financial position.

4.       Shareholder Rights

         State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, the Board or its designated agent(s) will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, the Board or its designated agent(s) will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

5.       Social and Environmental Issues

         When called upon to vote on items relating to social and environmental issues, the Board or its designated agent(s) will consider the following factors:

o Whether the proposal creates a stated position that could negatively affect the company's reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

o The percentage of assets of the company that will be devoted to implementing the proposal;

o Whether the issue is more properly dealt with through other means, such as through governmental action;

o Whether the company has already dealt with the issue in some other appropriate way; and

o        What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Board or its designated agent(s) will vote against proposals that would tie up a large percentage of the assets of the company. The Board believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders. The Board or its designated agent(s) will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. The Board or its designated agent(s) will generally vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

                             PROXY VOTING PROCEDURES
                                       of
                              FAIRHOLME FUNDS, INC.

1.       The Proxy Voting Officer

         The Board hereby designates the President and Treasurer of the Company as the persons responsible for voting all proxies relating to securities held in the Fund's accounts (the "Proxy Voting Officers"). Either person may act on behalf of the Board, and there shall be no requirement that both Proxy Voting Officers vote together. The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

         If, in the Proxy Voting Officer's reasonable belief, it is in the best interest of the Fund's shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Board stating the facts and reasons for the Proxy Voting Officer's belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

         In addition, if, in the Proxy Voting Officer's reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer's belief and shall present such summary to the Board along with other reports required in Section 3 below.

2.       Conflict of Interest Transactions

         The Proxy Voting Officer shall submit to the Board all proxy solicitations that, in the Proxy Voting Officer's reasonable belief, present a conflict between the interests of the Fund's shareholders on one hand, and those of a Director, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an "Affiliated Entity"). Conflict of interest transactions include, but are not limited to, situations where:

o an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer's management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;

o an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

o an Affiliated Entity has a personal or business relationship with a candidate for directorship; or

o an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the Affiliated Entity whose interests in the transaction are believed to be contrary to the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer's possession that would to enable the Board to make an informed decision on the matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

3.       Report to the Board of Trustees

         The Proxy Voting Officer shall compile and present to the Board an annual report of all proxy solicitations received by the Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner. The report shall also include a summary of all transactions which, in the Proxy Voting Officer's reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

4.       Responding to Fund Shareholders' Request for Proxy Voting Disclosure

         Consistent with this Policy, the Company shall, not later than July 31 of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve month period ending June 30th of such year on SEC Form N-PX. In addition, the Proxy Voting Officer shall make the Fund's proxy voting record available to any Fund shareholder who may wish to review such record through the Company's website. The Company's website shall notify shareholders of the Fund that the Fund's proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Company's toll-free number as listed in its current prospectus. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5.       Record Keeping

In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

o copies all proxy solicitations received by the Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

o a reconciliation of the proxy solicitations received and number of shares held by the Fund in the soliciting issuer;

o the analysis undertaken to ensure that the vote cast is consistent with this Policy;

o copies, if any, of any waiver request submitted to the Board along with the Board's final determination relating thereto;

o copies, if any, of all documents submitted to the Board relating to conflict of interest situations along with the Board's final determinations relating thereto;

o copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

o        copies of all votes cast;

o        copies of all quarterly summaries presented to the Board; and

o copies of all shareholder requests for the Fund's proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Company pursuant to applicable rules and regulations promulgated under the 1940 Act.

                                     PART C

                                OTHER INFORMATION

ITEM 23. FINANCIAL STATEMENTS AND EXHIBITS

(a) ARTICLES OF INCORPORATION--- Incorporated by reference to Original Registration Statement on Form N-1A, filed on October 6, 1999

(b) BY-LAWS--- Incorporated by reference to Original Registration Statement on Form N-1A, filed on October 6, 1999

(c) INSTRUMENTS DEFINING RIGHTS OF SHAREHOLDERS--- NONE, SEE ARTICLES OF INCORPORATION

(d) INVESTMENT ADVISORY CONTRACTS Incorporated by reference to Original Registration Statement on Form N-1A, filed on October 6, 1999

(e) UNDERWRITING CONTRACTS Incorporated by reference to Original Registration Statement on Form N-1A, filed on October 6, 1999

(f) BONUS OR PROFIT SHARING CONTRACTS None

(g) CUSTODIAN AGREEMENTS Incorporated by reference to Pre-effective amendment # 1 to Original Registration Statement on Form N-1A, filed on December 6, 1999

(h) OTHER MATERIAL CONTRACTS---
    (1) Operating Services Agreement--- Incorporated by reference to Original Registration Statement on Form N-1A, filed on October 6, 1999.
    (2) Mutual Fund Services Agreement--- Incorporated by reference from post-effective amendment #6 to the Registration Statement on Form N-1A, filed on February 3, 2003.

(i) LEGAL OPINION & CONSENT--- Filed herewith.

(j) OTHER OPINIONS Independent Auditors' Consent: Filed herewith.

(k) OMITTED FINANCIAL STATEMENTS None

(l) INITIAL CAPITAL AGREEMENTS--- Incorporated by reference to Pre-effective amendment # 2 to Original Registration Statement on Form N-1A, filed on December 29, 1999

(m) RULE 12B-1 PLAN--- Incorporated by reference to Post-effective amendment # 1 to Original Registration Statement on Form N-1A, filed on October 16, 2000

(n) FINANCIAL DATA SCHEDULE--- Not Applicable

(o) RULE 18F-3 PLAN--- Not Applicable

(p) CODES OF ETHICS--- Incorporated by reference from post-effective amendment #6 to the Registration Statement on Form N-1A, filed on February 3, 2003.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Fund.

ITEM 25. INDEMNIFICATION

(a) General. The Articles of Incorporation (the Articles) of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit.

The By-Laws of the Corporation, Article VI, provide that the Corporation shall indemnify to the fullest extent required or permitted under Maryland law or The Investment Company Act of 1940, as either may be amended from time to time, any individual who is a director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a Proceeding) against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law or the Investment Company Act of 1940.

(b) Disabling Conduct. No director or officer shall be protected against any liability to the Corporation or its shareholders if such director or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as Disabling Conduct).

Article 2-418 of the General Corporation Laws of Maryland provides that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither interested persons of the Corporation as defined in
Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) Standard of Conduct. The Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or
(ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. A director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. Such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither interested persons of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance. To the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

None.

ITEM 27. PRINCIPAL UNDERWRITER

The Fund currently distributes it own shares.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing) records, are maintained by the Fund at 51 JFK Parkway, Short Hills, NJ 07078. The Fund's accounting and transfer agency records are maintained at Citco Mutual Fund Services, Inc., 83 General Warren Boulevard, Suite 200, Malvern PA, 19355.

ITEM 29. MANAGEMENT SERVICES

None

ITEM 30. UNDERTAKINGS

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, hereunto duly authorized in Short Hills, NJ on the 3rd day of March, 2004.

FAIRHOLME FUNDS, INC.


                                        /s/ Bruce R. Berkowitz
                                        ----------------------
                                        By: BRUCE R. BERKOWITZ
                                        President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



                              FAIRHOLME FUNDS, INC.

NAME                                 TITLE                      DATE
--------------------------------------------------------------------------------


/s/ Bruce R. Berkowitz               President &                 March 3, 2004
----------------------------         Director
BRUCE R. BERKOWITZ


/s/  Keith Trauner                   Secretary/                  March 3, 2004
----------------------------         Treasurer
KEITH TRAUNER                        Director


/s/  Joel L. Uchenick*                Director                   March 3, 2004
----------------------------
JOEL L. UCHENICK


/s/  Avivith Oppenheim, Esq.*         Director                   March 3, 2004
----------------------------
AVIVITH OPPENHEIM, ESQ.


/s/ Leigh Walters, Esq.*              Director                   March 3, 2004
----------------------------
LEIGH WALTERS, ESQ.

*By: /s/ Keith Trauner
     -----------------------
         Keith Trauner
         Attorney-in-Fact

                                    EXHIBITS


Exhibit 23(i) Opinion and Consent of Counsel

Exhibit 23(j) Independent Auditor's Consent